Sentinel Funds

Classes A, C, I, R3, R6 and S

Supplement dated March 27, 2015

to the Statement of Additional Information, dated March 30, 2014, as supplemented December 23, 2014, as further supplemented to date

Results of March 20, 2015 Shareholder Meeting of Sentinel Group Funds, Inc.

Sentinel Georgia Municipal Bond Fund

Sentinel Low Duration Bond Fund

Sentinel Multi-Asset Income Fund

Sentinel Small Company Fund

A special meeting of shareholders of the Sentinel Georgia Municipal Bond Fund, the Sentinel Low Duration Bond Fund, the Sentinel Multi-Asset Income Fund and the Sentinel Small Company Fund, each a series of Sentinel Group Funds, Inc. (the “Corporation”, and each series, a “Fund”) was held on March 20, 2015 (the “Shareholder Meeting”).  At the Shareholder Meeting, shareholders of the Funds listed above did not approve Proposal 2R with respect to their Fund.  As a result, the investment objective of each of these Funds will remain a fundamental investment policy of such Fund that can only be changed by shareholders of the applicable Fund.